UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04119

T. Rowe Price High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2012

Item 1. Report to Shareholders

High Yield Fund	November 30, 2012

The views and opinions in this report were current as of November 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Investors have shown an almost indiscriminate reach for yield in the current low-rate environment. High yield bond yields remain attractive versus most other fixed income products. However, yields have dipped to all-time lows this year. Even as high yield bond issuance reached record volumes, underwriters are capitalizing on the robust demand, and the terms of new offerings are becoming less and less favorable for investors. As a result, we have become more cautious. Investors should not expect fund returns in 2013 to be as strong as the results we have enjoyed over the past four years.

PORTFOLIO PERFORMANCE

The High Yield Fund posted strong gains for the six months ended November 30, 2012, outperforming its benchmark, the Credit Suisse High Yield Index, and the Lipper peer group average of similarly managed funds. Junk bonds were one of the best-performing fixed income asset classes for the past six months, due in large part to strong investor demand for higher-yielding investments. Our outperformance versus the Credit Suisse High Yield Index was largely due to credit selection and favorable allocations to a broad array of industries. Results for the Advisor Class varied slightly, reflecting its different fee structure.

From an industry perspective, every segment posted positive results. Our largest sector positions, including financials, energy, services, wireless communications, and health care, generated solid returns. We held approximately 3% of the fund’s assets in cash, a standard allocation to meet potential investor redemptions and for normal trading strategies. However, in the ultra-low interest rate environment, our cash position was a significant detractor from generally favorable relative performance given that the market rallied nearly 8%.

The fund’s share price gained $0.30 over the past six months to $6.91 from $6.61 at the end of May. The portfolio generated $0.23 of dividend income since the end of May, a penny less than in the prior six-month period. In the current low interest rate environment, the fund’s 30-day SEC yield declined to 5.43% at the end of the reporting period from 6.36% at the end of May.

The High Yield Fund’s returns compare favorably with those of its peer group, especially over longer periods. Lipper ranked the fund in the top third of its high current yield funds universe for the one- and five-year periods ended November 30, 2012. (Based on cumulative total return, Lipper ranked the High Yield Fund 158 of 504, 96 of 377, and 93 of 257 funds in the high yield funds category for the 1-, 5-, and 10-year periods ended November 30, 2012, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The high yield market has performed exceptionally well since the depths of the 2008 financial crisis. The market, as measured by the Credit Suisse High Yield Index, gained more than 50% in 2009, about 15% in 2010, a relatively modest 5% in a volatile 2011, and another 13% for the 11-month period ended November 30, 2012. Over the past four years, the benchmark has generated a cumulative 122% return, which equates to a 22% average annual return. Dividends were generous at the start of that period, peaking in the high teens, but have steadily declined. Capital appreciation has been the primary driver of total return during this four-year bull market run.

The past six months has extended the already impressive rally. Demand for high yield investments was relentless and outstripped supply, macroeconomic concerns were largely contained, company fundamentals remained solid, and defaults remained low within a historical context. At this point, it is difficult to make a case that the run will continue much further. While on a relative basis the high yield asset class still looks attractive versus most alternative fixed income investments, we want to caution investors that these stellar returns are unlikely to be sustained in the near term. We believe prospects for double-digit returns in 2013 are limited because yields are historically low, and many high yield bonds already trade at a significant premium above par value. This is indicative that valuations in the high yield market have become somewhat stretched.

AFTER SUCH A GREAT RUN, WHAT COULD GO WRONG?

As the yield on all fixed income investments trended lower, investors became more willing to invest in speculative investments to generate current income. High yield underwriters are capitalizing on this demand. In addition to increasing issuance to finance leveraged buyouts, more companies are willing to add leverage to their balance sheets to pay one-time dividends before the potential tax hikes in 2013. Capital market conditions continuously adjust to locate the appropriate levels upon which issuers and investors will transact; today, high yield issuance is becoming increasingly less favorable for investors.

Over the years, we’ve seen the issuance pendulum swing back and forth between favoring buyers and favoring sellers. From 2009 through the end of 2010, buyers had the upper hand. Issuers were in a position of needing capital or facing restructurings. Therefore, investors were able to extract favorable terms. Since then, due in part to nearly insatiable demand, deals coming to market have become less attractive. To equate the blend of pricing, structures, and quality of high yield bonds to vintages of fine wines—some years are good, some are average, and others are poor. At this time, we are not enthusiastic about the prospects for the 2013 vintage of high yield bonds.

Almost 700 new issues have come to market this year, and 2012’s year-to-date high yield bond issuance ($337 billion as of November 30) has already set an annual record. Underwriters are able to extract extremely favorable terms and pricing for high yield companies. Given the environment, we only participated in about one-third of the issues that came to market this year. To protect our shareholders, we closed the fund to new investors. That decision allowed us to remain selective in 2012 vintage deals and avoid those that were particularly egregious.

PORTFOLIO REVIEW

Credit quality and the potential for downgrades should not be an issue in the near term. The vast majority of our companies are in good shape and the economy is expanding, albeit at a modest pace. Our foremost concern is new issues coming to market with unattractive structures and low yields. This trend reminds us of the issuance that we saw prior to the 2008 financial crisis.

We are less concerned about a material rise in the default rate next year. We remain constructive on the economy, and once the fiscal cliff issue is resolved, investors should become relatively more optimistic. However, we have maintained about an 8% allocation to bank loans to dampen potential portfolio volatility. Bank loans provide a compelling blend of characteristics. They yield roughly the same as BB credits, but are senior to high yield bonds in the capital structure and have a floating rate feature that boosts income should rates move higher. However, our loans did not perform as well as high yield bonds for the past six months and detracted from results versus the benchmark. In hindsight, we were early in building our loan position.

Our wireless communications industry holdings—a stable, defensive segment because of its steady cash flow generation—posted strong results for the past six months, driven by mergers and acquisitions. Sprint Nextel has prevailed through a tumultuous period including material capital expenditures, which hurt profit margins particularly at the end of last year. It is the third-largest domestic wireless services provider, and was struggling to upgrade its network to compete with AT&T and Verizon. In October, the company received a takeover bid from Softbank, one of Asia’s largest wireless carriers, for 70% of the company representing approximately $8 billion. The cash infusion immediately sent Sprint’s bonds soaring. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Sprint has been one of the portfolio’s largest holdings for several years, but immediately following the announcement we added to our position, including indirect exposure through one of Sprint’s partner companies. In addition to being the fund’s best contributor, it is now the largest portfolio holding. Sprint’s bonds, which were downgraded to B last year, now appear to be on solid footing, and we believe that they could be upgraded.

Wind Acquisition, an Italian wireless communications provider, was another strong performer in the industry. Like Sprint, Wind is coming off a period of poor performance due to the eurozone crisis and general instability in the region. However, as the news improved and volatility in Europe became less of an investor concern, Wind’s bonds rallied. We are underweight to non-U.S. high yield credits overall, but we have increased our exposure, and credit selection produced strong absolute and relative performance. As the lines between high yield and emerging markets continue to become less pronounced, we have capitalized on recommendations from our European high yield team, which includes two dedicated credit analysts working in London.

Our position in NII Holdings (Nextel International) was a detractor. The company provides wireless services in South America and has substantial operations in Mexico. Although its operations have been struggling, we think the company is improving and our bonds are viable.

Overall, the positive contributors to performance completely overshadowed the detractors. Our 20 best contributors generated 267 basis points (2.67%) to the fund’s return for the last six months. Among our 20 bottom performers, only 11 actually declined, accounting for 31 basis points of drag. In summary, we enjoyed a strong period of performance with few detractors.

Financials, the portfolio’s largest sector allocation, has generated steady, solid long-term gains. As financial companies continue to improve their balance sheets and move closer to investment-grade credit quality, they have been able to refinance their bonds, lowering their borrowing costs. It is a theme that we have been playing since 2009. In addition to strong absolute performance, our sizable overweight allocation to the sector contributed to relative returns. However, credit selection detracted from relative results.

Conversely, our energy positioning benefited performance through an underweight allocation as the sector underperformed. Our thesis driving this allocation was that the commodity supercycle is coming to an end. Falling prices will, in our opinion, provide a headwind for energy companies, and we have continued trimming our exposure to the segment. Nevertheless, credit selection among our holdings generated a positive relative performance contribution.

We remain comfortable with the fundamental underpinnings for the vast majority of our holdings. Companies in the high yield market have spent the past four years repairing balance sheets and improving liquidity. We don’t see that trend shifting dramatically in the near term. In recent years, the majority of new issuance has been for refinancing, which does not materially add to supply. The net effect has been to lower financing costs and extend maturities on a significant portion of the outstanding corporate debt. Because issuer maturities have been pushed out, there is significantly less debt coming due over the next few years, supporting our belief that defaults will remain low.

OUTLOOK

Before we offer our outlook for 2013, we think it would be instructive to review our forecast from six months ago. We had been cautiously positive given current valuations, fundamentals, and the modestly growing domestic economy. We also said that double-digit gains for the calendar year were not out of the question but unlikely. That outlook did not hold true. However, at this point, it becomes increasingly difficult to sustain this level of performance. The bond bull market and cycle of double-digit high yield bond returns is, in our opinion, nearing its end. That said, if and when the “fiscal cliff” of steep tax increases and spending cuts is resolved, we could expect a “risk on” rally for the asset class early in 2013.

Looking ahead, high yield still looks like one of the best places to invest within the fixed income universe. As we noted earlier in our letter, we have built a position in bank loans because we find the risk/reward characteristics of this high yield subset compelling. One question investors need to ask themselves is whether to move some money out of high yield and into equities at this point in the credit cycle. The T. Rowe Price Asset Allocation Committee has started reducing its high yield exposure in diversified portfolios and is increasing exposure to stocks.

We believe that the high yield market can generate a coupon-like return in 2013. However, the opportunities to generate capital appreciation appear limited. Some investors view the asset class as an alternative to equities, and for more than a decade, junk bonds have delivered equity-like returns.

As always, our goal is to deliver high current income and attractive total returns over time while seeking to cushion the volatility inherent in this market. We will continue our commitment to research and diversification, which we believe is prudent for a fund that invests in a riskier area of the bond market.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Mark J. Vaselkiv
Chairman of the fund’s Investment Advisory Committee

December 10, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a three-year duration would fall about 3% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Portfolio Highlights

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 11/30/12
Sprint Nextel	2.4%
Ally Financial	2.0
CIT Group	1.9
First Data	1.7
American International Group	1.2
Univision Communications	1.2
Liberty Media	1.1
Ryerson Tull	1.1
Intelsat	1.0
SLM	0.9
Asurion	0.9
Genon Energy	0.9
Level 3 Communications	0.8
Antero Resources Finance	0.8
Wind Acquisition	0.7
Rite Aid	0.7
Charter Communications	0.7
MGM Mirage	0.7
CDW	0.7
Aircastle	0.7
Arcelormittal	0.7
EchoStar Communications	0.7
Cemex	0.7
General Motors	0.7
Chrysler	0.7
Total	25.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 11/30/12	Year Ended 5/31/12	5/31/11	5/31/10	5/31/09	5/31/08
NET ASSET VALUE						
Beginning of period	$ 6.61	$ 6.97	$ 6.39	$ 5.45	$ 6.55	$ 7.21
Investment activities						
Net investment income(1)	0.23	0.49	0.52	0.53	0.50	0.50
Net realized and unrealized gain (loss)	0.30	(0.35)	0.59	0.91	(1.13)	(0.65)
Total from investment activities	0.53	0.14	1.11	1.44	(0.63)	(0.15)
Distributions						
Net investment income	(0.23)	(0.50)	(0.52)	(0.50)	(0.47)	(0.51)
Net realized gain	–	–	(0.01)	–	–	–
Total distributions	(0.23)	(0.50)	(0.53)	(0.50)	(0.47)	(0.51)
NET ASSET VALUE						
End of period	**$ 6.91**	**$ 6.61**	**$ 6.97**	**$ 6.39**	**$ 5.45**	**$ 6.55**

Ratios/Supplemental Data

Total return(2)	**8.18%**	**2.24%**	**17.97%**	**26.88%**	**(9.13)%**	**(1.96)%**
Ratio of total expenses to average net assets	0.74%(3)	0.75%	0.74%	0.76%	0.80%	0.76%
Ratio of net investment income to average net assets	6.66%(3)	7.40%	7.70%	8.59%	9.40%	7.53%
Portfolio turnover rate	37.9%	63.0%	75.4%	81.8%	54.4%	68.9%
Net assets, end of period (in millions)	$ 7,819	$ 7,617	$ 6,954	$ 5,487	$ 4,552	$ 4,227

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 11/30/12	Year Ended 5/31/12	5/31/11	5/31/10	5/31/09	5/31/08
NET ASSET VALUE						
Beginning of period	$ 6.59	$ 6.95	$ 6.38	$ 5.45	$ 6.53	$ 7.20
Investment activities						
Net investment income(1)	0.22	0.47	0.50	0.52	0.49	0.49
Net realized and unrealized gain (loss)	0.31	(0.35)	0.59	0.89	(1.11)	(0.66)
Total from investment activities	0.53	0.12	1.09	1.41	(0.62)	(0.17)
Distributions						
Net investment income	(0.23)	(0.48)	(0.51)	(0.48)	(0.46)	(0.50)
Net realized gain	–	–	(0.01)	–	–	–
Total distributions	(0.23)	(0.48)	(0.52)	(0.48)	(0.46)	(0.50)
NET ASSET VALUE						
End of period	**$ 6.89**	**$ 6.59**	**$ 6.95**	**$ 6.38**	**$ 5.45**	**$ 6.53**

Ratios/Supplemental Data

Total return(2)	8.06%	2.00%	17.56%	26.40%	(9.03)%	(2.32)%
Ratio of total expenses to average net assets	1.02%(3)	1.00%	0.98%	0.99%	1.01%	0.98%
Ratio of net investment income to average net assets	6.42%(3)	7.17%	7.42%	8.40%	9.08%	7.31%
Portfolio turnover rate	37.9%	63.0%	75.4%	81.8%	54.4%	68.9%
Net assets, end of period (in millions)	$ 1,421	$ 1,557	$ 1,590	$ 1,748	$ 1,119	$ 1,203

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 82.5%		
Aerospace & Defense 0.9%		
Ducommun, 9.75%, 7/15/18	12,260	12,996
Kratos Defense & Security Solutions, 10.00%, 6/1/17	20,513	22,410
Sequa, 11.75%, 12/1/15 (1)	15,675	16,204
Sequa, PIK, 13.50%, 12/1/15 (1)	6,650	6,908
Spirit Aerosystems, 7.50%, 10/1/17	4,525	4,842
Transdigm, 7.75%, 12/15/18	15,000	16,537
		79,897
Airlines 0.6%		
Continental Airlines, 6.75%, 9/15/15 (1)	35,000	36,619
Continental Airlines, 7.25%, 5/10/21	4,010	4,612
Continental Airlines, 9.25%, 11/10/18	2,248	2,484
United Airlines, 12.00%, 11/1/13 (1)	6,125	6,232
US Airways, 6.75%, 12/3/22	2,010	2,065
US Airways, 4.625%, 12/3/26	4,110	4,197
		56,209
Automotive 2.0%		
Allison Transmission, 7.125%, 5/15/19 (1)	20,850	22,205
American Axle & Manufacturing, 6.625%, 10/15/22	10,175	10,379
Chrysler, 8.00%, 6/15/19	11,275	12,318
Chrysler, 8.25%, 6/15/21	27,825	30,608
Conti-Gummi Finance, 8.50%, 7/15/15 (EUR)(1)	9,625	13,566
Delphi, 5.875%, 5/15/19	4,075	4,401
Delphi, 6.125%, 5/15/21	4,660	5,149
Ford Motor Credit, 5.00%, 5/15/18	21,295	23,321
Goodyear Tire & Rubber, 7.00%, 5/15/22	15,250	16,318
Goodyear Tire & Rubber, 8.25%, 8/15/20	9,675	10,594
Goodyear Tire & Rubber, 8.75%, 8/15/20	3,642	4,115

Navistar International, 8.25%, 11/1/21	10,300	9,785
Penske Automotive Group, 5.75%, 10/1/22 (1)	11,800	12,036
Pittsburgh Glass, 8.50%, 4/15/16 (1)	5,900	5,384
Schaeffler Finance, 7.75%, 2/15/17 (1)	4,000	4,380
Schaeffler Finance, 8.50%, 2/15/19 (1)	3,975	4,412
		188,971
Banking 0.1%		
Adfitech, 8.00%, 3/15/20	300	183
Amsouth Bank, 5.20%, 4/1/15	12,600	13,183
		13,366
Broadcasting 3.4%		
Central European Media Enterprises 11.625%, 9/15/16 (EUR)(1)	17,550	23,966
Clear Channel Communications, 4.90%, 5/15/15	20,600	17,459
Clear Channel Communications, 7.25%, 10/15/27	5,500	2,723
Clear Channel Worldwide, 7.625%, 3/15/20	19,600	19,306
Clear Channel Worldwide, 7.625%, 3/15/20	5,000	4,875
Cyfrowy Polsat Finance, 7.125%, 5/20/18 (EUR)(1)	3,733	5,304
Interpublic Group of Companies, 10.00%, 7/15/17	5,000	5,494
Lamar Media, 5.00%, 5/1/23 (1)	6,125	6,156
Lamar Media, 5.875%, 2/1/22	8,800	9,394
Nexstar Finance, 8.875%, 4/15/17	8,150	8,904
Polish Television Holding, STEP, 11.25%, 5/15/17 (EUR)(1)	13,425	18,734
Sinclair Television, 6.125%, 10/1/22 (1)	16,875	17,592
Sirius XM Radio, 8.75%, 4/1/15 (1)	50,251	56,972
Starz, 5.00%, 9/15/19 (1)	8,390	8,589
Univision Communications, 6.75%, 9/15/22 (1)	15,275	15,504
Univision Communications, 6.875%, 5/15/19 (1)	3,050	3,126

Univision Communications, 7.875%, 11/1/20 (1)	28,105	30,002
Univision Communications, 8.50%, 5/15/21 (1)	55,237	56,756
		310,856
Building & Real Estate 0.7%		
Meritage Homes, 7.00%, 4/1/22	6,525	7,047
Realogy, 9.00%, 1/15/20 (1)	3,637	4,037
Shea Homes Limited Partnership, 8.625%, 5/15/19	23,175	25,492
Standard Pacific, 8.375%, 5/15/18	4,150	4,773
Standard Pacific, 10.75%, 9/15/16	9,875	12,146
William Lyon Homes, 8.50%, 11/15/20 (1)	14,100	14,312
		67,807
Building Products 3.1%		
Associated Materials, 9.125%, 11/1/17	30,748	30,748
Building Materials, 6.75%, 5/1/21 (1)	12,200	13,374
CEMEX, 9.00%, 1/11/18 (1)	17,975	19,099
CEMEX Espana Luxembourg, 9.25%, 5/12/20 (1)	17,975	19,278
CEMEX Finance, 9.50%, 12/14/16 (1)	18,765	20,266
Lafarge, VR, 6.75%, 12/16/19 (EUR)	14,550	20,808
Masco, 5.85%, 3/15/17	12,268	13,440
Masco, 6.125%, 10/3/16	8,599	9,561
Nortek, 8.50%, 4/15/21	16,250	17,672
Nortek, 10.00%, 12/1/18	17,495	19,201
Reliance Intermediate, 9.50%, 12/15/19 (1)	15,975	18,347
Summit Materials, 10.50%, 1/31/20 (1)	14,550	15,314
Texas Industries, 9.25%, 8/15/20	12,450	13,322
USG, 8.375%, 10/15/18 (1)	4,650	5,138
USG, 9.75%, 8/1/14 (1)	1,821	2,012
USG, STEP, 9.75%, 1/15/18	21,800	24,307

Vulcan Materials, 7.50%, 6/15/21	18,075	20,402
		282,289
Cable Operators 3.9%		
Cablevision Systems, 8.625%, 9/15/17	7,700	8,836
Cequel Communications, 6.375%, 9/15/20 (1)	9,575	9,790
Cequel Communications, 8.625%, 11/15/17 (1)	31,015	33,109
Charter Communications Holdings, 6.625%, 1/31/22	15,375	16,759
Charter Communications Holdings, 7.00%, 1/15/19	12,225	13,234
Charter Communications Holdings, 7.375%, 6/1/20	6,825	7,610
Charter Communications Holdings, 7.875%, 4/30/18	25,615	27,728
CSC Holdings, 6.75%, 11/15/21 (1)	5,500	6,050
Dish DBS, 5.875%, 7/15/22	27,240	29,181
Dish DBS, 6.75%, 6/1/21	16,575	18,730
Dish DBS, 7.875%, 9/1/19	12,660	14,970
Mediacom Broadband, 6.375%, 4/1/23 (1)	15,315	15,315
Numericable Finance, 8.75%, 2/15/19 (EUR)(1)	425	580
Numericable Finance, 12.375%, 2/15/19 (EUR)(1)	12,275	18,578
TeleNet Finance V, 6.25%, 8/15/22 (EUR)(1)	6,350	8,630
UnityMedia, 9.50%, 3/15/21 (EUR)(1)	13,125	19,460
UnityMedia, 9.625%, 12/1/19 (EUR)(1)	9,575	13,898
UPCB Finance, 6.875%, 1/15/22 (1)	13,350	14,280
UPCB Finance, 7.25%, 11/15/21 (1)	14,275	15,631
UPCB Finance, 7.625%, 1/15/20 (EUR)(1)	12,050	17,023
Videotron Ltee, 6.875%, 7/15/21 (CAD)(1)	21,125	23,229
WaveDivision Escrow, 8.125%, 9/1/20 (1)	5,100	5,221
WideOpenWest Financial, 10.25%, 7/15/19 (1)	14,700	15,435
Ziggo Bond, 8.00%, 5/15/18 (EUR)(1)	5,700	8,150
		361,427

Chemicals 2.1%		
Celanese U.S. Holdings, 4.625%, 11/15/22	24,800	25,606
Hexion U.S. Finance (Nova Scotia), 9.00%, 11/15/20	6,705	5,967
Huntsman International, 8.625%, 3/15/20	4,525	5,096
Huntsman International, 8.625%, 3/15/21	5,700	6,470
INEOS Finance, 8.375%, 2/15/19 (1)	17,150	18,350
INEOS Finance, 9.00%, 5/15/15 (1)	866	920
LyondellBasell Industries, 5.00%, 4/15/19	21,600	24,084
Momentive Performance, 8.875%, 10/15/20 (1)	7,450	7,376
Momentive Performance, 9.00%, 1/15/21	12,942	9,092
PolyOne, 7.375%, 9/15/20	7,700	8,355
PQ, 8.75%, 5/1/18 (1)	26,275	27,030
Rockwood Specialties, 4.625%, 10/15/20	34,250	35,106
Styrolution Group, 7.625%, 5/15/16 (EUR)(1)	15,275	19,866
		193,318
Consumer Products 1.0%		
Central Garden & Pet, 8.25%, 3/1/18	9,200	9,683
Easton-Bell Sports, 9.75%, 12/1/16	3,775	4,058
Hanesbrands, 6.375%, 12/15/20	13,640	14,970
Levi Strauss, 6.875%, 5/1/22	11,175	11,706
Levi Strauss, 7.625%, 5/15/20	2,305	2,501
Mead Products, Acco Brands, 6.75%, 4/30/20 (1)	11,000	11,371
Sealy Mattress, 10.875%, 4/15/16 (1)	6,251	6,782
Spectrum Brands, 6.375%, 11/15/20 (1)	6,000	6,173
Spectrum Brands, 6.625%, 11/15/22 (1)	5,600	5,768
The Pantry, 8.375%, 8/1/20 (1)	9,475	9,854
Wolverine World Wide, 6.125%, 10/15/20 (1)	5,825	6,007
		88,873

Container 1.6%		
ARD Finance, PIK, 11.125%, 6/1/18 (1)	4,729	4,914
Ardagh Packing Finance, 9.25%, 10/15/20 (EUR)(1)	17,375	24,066
Bormioli Rocco Holdings, 10.00%, 8/1/18 (EUR)(1)	10,925	14,422
BWAY Holding, 10.00%, 6/15/18	10,075	11,133
Consolidated Container, 10.125%, 7/15/20 (1)	11,525	12,245
Exopack, 10.00%, 6/1/18	10,115	9,179
Plastipak Holdings, 10.625%, 8/15/19 (1)	7,385	8,419
Rexam, VR, 6.75%, 6/29/67 (EUR)	12,090	16,294
Reynolds Group, 7.125%, 4/15/19	3,500	3,771
Reynolds Group, 8.00%, 12/15/16 (EUR)(1)	25,700	33,675
Tekni-Plex, 9.75%, 6/1/19 (1)	11,800	12,744
		150,862
Energy 9.5%		
AmeriGas Finance, 6.75%, 5/20/20	7,500	8,128
AmeriGas Finance, 7.00%, 5/20/22	12,242	13,283
Antero Resources Finance, 6.00%, 12/1/20 (1)	21,175	21,175
Antero Resources Finance, 7.25%, 8/1/19	21,285	22,988
Antero Resources Finance, 9.375%, 12/1/17	21,144	23,258
Berry Petroleum, 6.375%, 9/15/22	20,550	21,166
Berry Petroleum, 6.75%, 11/1/20	6,215	6,650
Bill Barrett, 7.00%, 10/15/22	16,380	16,400
Bill Barrett, 7.625%, 10/1/19	28,668	29,671
Carrizo Oil & Gas, 7.50%, 9/15/20	3,700	3,728
Chesapeake Energy, 6.625%, 11/15/19 (1)	9,115	8,523
Clayton Williams Energy, 7.75%, 4/1/19	21,314	21,261
Concho Resources, 5.50%, 4/1/23	10,815	11,166
Concho Resources, 7.00%, 1/15/21	15,925	17,518

El Paso, 7.75%, 1/15/32	20,008	23,359
El Paso, 7.80%, 8/1/31	5,427	6,252
El Paso, 8.25%, 2/15/16	6,700	7,454
EQT, 8.125%, 6/1/19	19,375	24,171
Everest Acquisition, 9.375%, 5/1/20	13,050	14,453
Exterran Holdings, 7.25%, 12/1/18	31,890	33,484
Ferrellgas Finance, 6.50%, 5/1/21	21,779	21,126
Ferrellgas Finance, 9.125%, 10/1/17	8,030	8,632
Halcon Resources, 8.875%, 5/15/21 (1)	14,500	15,080
Hercules Offshore, 7.125%, 4/1/17 (1)	5,520	5,624
Inergy, 6.00%, 12/15/20 (1)	4,175	4,175
Laredo Petroleum, 7.375%, 5/1/22	16,925	18,321
Laredo Petroleum, 9.50%, 2/15/19	5,500	6,160
Newfield Exploration, 5.75%, 1/30/22	11,500	12,478
Newfield Exploration, 6.875%, 2/1/20	16,865	18,088
OGX Petroleo, 8.50%, 6/1/18 (1)	16,050	14,044
Parker Drilling, 9.125%, 4/1/18	22,099	23,535
PDC Energy, 7.75%, 10/15/22 (1)	33,050	33,215
Penn Virginia Resource, 8.25%, 4/15/18	21,795	22,721
Penn Virginia Resource, 8.375%, 6/1/20 (1)	20,242	21,254
Petroleum Geo-Services, 7.375%, 12/15/18 (1)	17,250	18,464
Plains Exploration & Production, 6.50%, 11/15/20	31,550	32,220
Plains Exploration & Production, 6.75%, 2/1/22	6,790	6,994
QEP Resources, 5.25%, 5/1/23	14,125	14,831
Range Resources, 5.00%, 8/15/22	7,275	7,584
Range Resources, 6.75%, 8/1/20	17,225	18,861
Regency Energy Partners, 5.50%, 4/15/23	9,650	10,157
Regency Energy Partners, 6.875%, 12/1/18	10,815	11,734
Rockies Express Pipeline, 6.85%, 7/15/18 (1)	1,600	1,656

Sabine Pass, 6.50%, 11/1/20 (1)	9,075	9,166
Sabine Pass, 7.50%, 11/30/16	17,450	18,977
SESI, 6.375%, 5/1/19	19,543	20,911
SESI, 7.125%, 12/15/21	10,540	11,726
SM Energy, 6.50%, 11/15/21	8,540	9,010
SM Energy, 6.50%, 1/1/23	14,281	14,995
SM Energy, 6.625%, 2/15/19	9,900	10,395
Swift Energy, 7.875%, 3/1/22	24,253	25,102
Swift Energy, 7.875%, 3/1/22 (1)	10,200	10,557
Swift Energy, 8.875%, 1/15/20	14,725	15,756
Targa Resources, 6.375%, 8/1/22 (1)	13,567	14,686
Tervita, 9.75%, 11/1/19 (1)	15,850	15,692
WPX Energy, 6.00%, 1/15/22	18,685	19,993
		878,008
Entertainment & Leisure 1.4%		
AMC Entertainment, 8.75%, 6/1/19	22,291	24,520
Cedar Fair/Canada's Wonderland, 9.125%, 8/1/18	12,775	14,468
Cinemark USA, 7.375%, 6/15/21	5,312	5,803
MU Finance, 8.375%, 2/1/17 (1)	9,950	10,746
National Cinemedia, 6.00%, 4/15/22	9,900	10,469
Palace Entertainment, 8.875%, 4/15/17 (1)	16,105	17,071
Regal Entertainment, 9.125%, 8/15/18	21,810	24,155
WMG Acquisition, 6.00%, 1/15/21 (1)	7,475	7,643
WMG Acquisition, 11.50%, 10/1/18	8,650	9,753
		124,628
Financial 9.6%		
AerCap Aviation Solution, 6.375%, 5/30/17	13,425	14,159
Air Lease, 4.50%, 1/15/16 (1)	11,065	11,176

Air Lease, 5.625%, 4/1/17	23,950	25,028
Aircastle, 6.25%, 12/1/19 (1)	18,100	18,462
Aircastle, 6.75%, 4/15/17	20,825	22,074
Aircastle, 7.625%, 4/15/20	1,425	1,555
Aircastle, 9.75%, 8/1/18	19,850	22,430
Ally Financial, 5.50%, 2/15/17	33,600	35,784
Ally Financial, 6.25%, 12/1/17	22,000	24,255
Ally Financial, 7.50%, 9/15/20	19,515	23,564
Ally Financial, GMAC, 8.00%, 11/1/31	18,697	23,745
CIT Group, 4.25%, 8/15/17	19,900	20,397
CIT Group, 5.00%, 8/15/22	19,890	20,860
CIT Group, 5.25%, 3/15/18	7,565	8,009
CIT Group, 5.375%, 5/15/20	18,150	19,330
CIT Group, 5.50%, 2/15/19 (1)	60,025	63,777
CIT Group, 6.625%, 4/1/18 (1)	40,000	44,400
E*TRADE Financial, 6.00%, 11/15/17	5,700	5,771
E*TRADE Financial, 6.375%, 11/15/19	22,900	23,129
E*TRADE Financial, 6.75%, 6/1/16	14,200	14,981
Gategroup Finance, 6.75%, 3/1/19 (EUR)(1)	3,300	4,485
General Motors Financial, 4.75%, 8/15/17 (1)	21,765	22,581
General Motors Financial, 6.75%, 6/1/18	10,050	11,294
Hub International, 8.125%, 10/15/18 (1)	13,725	14,274
Icahn Enterprises, 8.00%, 1/15/18	42,220	44,912
International Lease Finance, 5.75%, 5/15/16	22,850	23,935
International Lease Finance, 7.125%, 9/1/18 (1)	1,075	1,242
International Lease Finance, 8.25%, 12/15/20	7,650	8,912
International Lease Finance, 8.625%, 1/15/22	13,975	16,560
International Lease Finance, 8.75%, 3/15/17	15,775	18,102
International Lease Finance, 8.875%, 9/1/17	26,150	30,334

iStar Financial, 7.125%, 2/15/18	7,200	7,281
Ladder Capital Finance, 7.375%, 10/1/17 (1)	11,600	11,687
Nationstar Mortgage, 9.625%, 5/1/19 (1)	14,550	16,150
Nationstar Mortgage, 9.625%, 5/1/19 (1)	5,550	6,161
Neuberger Berman Group, 5.625%, 3/15/20 (1)	11,496	11,985
Neuberger Berman Group, 5.875%, 3/15/22 (1)	11,925	12,462
Nuveen Investments, 9.125%, 10/15/17 (1)	29,300	29,080
Provident Funding, 10.125%, 2/15/19 (1)	4,850	5,093
Provident Funding, 10.25%, 4/15/17 (1)	14,375	15,812
SLM Corporation, 4.625%, 9/25/17	21,600	22,090
SLM Corporation, 6.25%, 1/25/16	9,175	9,973
SLM Corporation, 8.45%, 6/15/18	44,691	52,036
Springleaf Finance, 6.90%, 12/15/17	16,834	14,898
Synovus Financial, 5.125%, 6/15/17	22,315	21,534
Synovus Financial, 7.875%, 2/15/19	5,350	5,872
Thornburg Mortgage, PIK, 12.00%, 3/31/15 Acquisition Date: 9/30/08, Acquisition Cost $625 (2)(3)	625	—
Thornburg Mortgage, VR, 12.00%, 3/31/15 Acquisition Date: 9/30/08 – 2/9/11 Acquisition Cost $5,601 (1)(2)(3)	6,867	—
USI Holdings, 9.75%, 5/15/15 (1)	7,275	7,439
		889,070
Food/Tobacco 1.4%		
Bumble Bee Foods Acquisition, 9.00%, 12/15/17 (1)	9,881	10,424
CEDC Finance International, 8.875%, 12/1/16 (EUR)(1)	6,500	4,185
CEDC Finance International, 9.125%, 12/1/16 (1)	1,975	1,022
Constellation Brands, 4.625%, 3/1/23	6,425	6,618
Constellation Brands, 6.00%, 5/1/22	18,025	20,413
Del Monte, 7.625%, 2/15/19	29,790	30,535
Land O' Lakes Capital Trust I, 7.45%, 3/15/28 (1)	18,609	18,237

Michael Foods, 9.75%, 7/15/18	4,345	4,823
Minerva Luxembourg, 12.25%, 2/10/22 (1)	5,900	7,006
Pinnacle Foods, 8.25%, 9/1/17	21,425	22,657
		125,920
Forest Products 1.1%		
Ainsworth Lumber, 7.50%, 12/15/17 (1)	5,675	5,732
Boise Paper, 8.00%, 4/1/20	6,150	6,719
Cascades, 7.75%, 12/15/17	12,425	13,046
Cascades, 7.875%, 1/15/20	27,975	29,514
Mercer International, 9.50%, 12/1/17	20,525	21,808
Sappi Papier Holding, 7.75%, 7/15/17 (1)	12,725	13,663
Sappi Papier Holding, 8.375%, 6/15/19 (1)	7,750	8,244
		98,726
Gaming 3.1%		
Ameristar Casinos, 7.50%, 4/15/21 (1)	2,900	3,081
Ameristar Casinos, 7.50%, 4/15/21	3,985	4,234
Boyd Gaming, 9.00%, 7/1/20 (1)	12,900	12,642
Boyd Gaming, 9.125%, 12/1/18	8,748	8,879
Caesar's Entertainment Operating, 8.50%, 2/15/20 (1)	11,032	10,894
CCM Merger, 9.125%, 5/1/19 (1)	24,000	24,000
Downstream Development, 10.50%, 7/1/19 (1)	8,375	9,108
Graton Economic Dev. Auth., 9.625%, 9/1/19 (1)	23,246	24,786
Great Canadian Gaming, 6.625%, 7/25/22 (CAD)(1)	8,650	8,967
Harrah's Operating, 5.625%, 6/1/15	11,785	9,693
MGM Resorts International, 6.75%, 10/1/20 (1)	65,683	65,683
Peninsula Gaming, 8.375%, 2/15/18 (1)	10,975	11,359
Pinnacle Entertainment, 7.75%, 4/1/22	8,425	9,015
Seminole Indian Tribe of Florida, 7.75%, 10/1/17 (1)	11,205	12,213

Seneca Gaming, 8.25%, 12/1/18 (1)	26,738	27,874
Station Casinos, STEP, 3.65%, 6/18/18	33,925	28,582
Studio City Finance, 8.50%, 12/1/20 (1)	15,875	16,669
		287,679
Health Care 5.8%		
Biomet, 6.50%, 8/1/20 (1)	32,125	33,571
Capella Healthcare, 9.25%, 7/1/17	20,395	21,721
Capsugel, 9.875%, 8/1/19 (EUR)(1)	16,650	24,429
Centene, 5.75%, 6/1/17	13,175	14,031
Community Health Systems, 5.125%, 8/15/18	17,115	18,014
Community Health Systems, 7.125%, 7/15/20	18,475	19,537
Community Health Systems, 8.00%, 11/15/19	13,525	14,675
Crown Newco 3, 7.00%, 2/15/18 (GBP)(1)	4,400	7,402
Elan Finance, 6.25%, 10/15/19 (1)	7,000	7,192
Fresenius Medical Care, 5.625%, 7/31/19 (1)	20,650	21,992
Fresenius Medical Care, 5.875%, 1/31/22 (1)	11,600	12,441
HCA, 7.50%, 2/15/22	44,290	50,325
HCA, 9.875%, 2/15/17	2,324	2,475
Health Management Association, 7.375%, 1/15/20	3,265	3,526
Hologic, 6.25%, 8/1/20 (1)	10,550	11,183
Iasis Healthcare, 8.375%, 5/15/19	23,265	21,985
Inventiv Health, 10.00%, 8/15/18 (1)	13,825	12,097
Inventiv Health, VR, 10.25%, 8/15/18 (1)	11,025	9,647
Jaguar Holding, 9.50%, 12/1/19 (1)	19,800	22,275
Jaguar Holding, PIK, 9.375%, 10/15/17 (1)	4,800	4,944
Kindred Healthcare, 8.25%, 6/1/19	14,650	14,210
Kinetics Concept, 10.50%, 11/1/18 (1)	6,970	7,197
Lifepoint Hospitals, 6.625%, 10/1/20	6,100	6,558

MedAssets, 8.00%, 11/15/18	11,925	12,879
MPT Operating Partnership, 6.875%, 5/1/21	14,875	16,214
MPT Operating Partnership, 6.375%, 2/15/22	7,125	7,428
Multiplan, 9.875%, 9/1/18 (1)	21,525	23,731
Mylan Laboratories, 7.625%, 7/15/17 (1)	8,150	9,148
Omega Healthcare Investors, 6.75%, 10/15/22	15,400	16,959
Par Pharmaceutical, 7.375%, 10/15/20 (1)	6,400	6,304
Tenet Healthcare, 6.25%, 11/1/18	24,340	26,774
Tenet Healthcare, 8.875%, 7/1/19	1,050	1,176
Truven Health Analytics, 10.625%, 6/1/20 (1)	6,650	7,132
UHS Escrow, 7.00%, 10/1/18	3,990	4,299
Universal Hospital, 7.625%, 8/15/20 (1)	9,400	9,776
Valeant Pharmaceuticals, 6.375%, 10/15/20 (1)	15,500	16,430
Valeant Pharmaceuticals, 6.375%, 10/15/20 (1)	4,425	4,691
Vanguard Health, 7.75%, 2/1/19	12,550	12,926
Vanguard Health, Zero Coupon, 2/1/16	759	539
		537,833
Information Technology 2.7%		
Advanced Micro Devices, 7.50%, 8/15/22 (1)	18,900	15,687
CommScope, 8.25%, 1/15/19 (1)	39,720	43,096
Epicor Software, 8.625%, 5/1/19	14,185	14,752
Equinix, 7.00%, 7/15/21	21,190	23,335
Equinix, 8.125%, 3/1/18	7,750	8,525
Freescale Semiconductor, 10.125%, 3/15/18 (1)	1,582	1,724
Goodman Networks, VR, 12.375%, 7/1/18 (1)	12,175	13,301
iGate, 9.00%, 5/1/16	39,077	42,399
Infor U.S., 9.375%, 4/1/19	18,050	20,036
Infor U.S., 11.50%, 7/15/18	5,550	6,424

Lawson Software, 10.00%, 4/1/19 (EUR)	4,900	6,994
MEMC Electronics Materials, 7.75%, 4/1/19	28,600	23,309
Nuance Communications, 5.375%, 8/15/20 (1)	13,815	14,368
SunGard Data Systems, 6.625%, 11/1/19 (1)	14,075	14,357
		248,307
Insurance 0.3%		
Assured Guaranty, VR, 6.40%, 12/15/66 (1)	28,485	21,791
MBIA Insurance, VR, 14.00%, 1/15/33 (1)	15,000	3,487
		25,278
Lodging 0.2%		
Choice Hotel International, 5.75%, 7/1/22	7,950	8,685
ITT Corporation, 7.375%, 11/15/15	4,500	5,226
		13,911
Manufacturing 2.1%		
Amsted Industries, 8.125%, 3/15/18 (1)	11,225	11,983
Case New Holland, 7.875%, 12/1/17	15,837	18,688
CNH Capital, 6.25%, 11/1/16	24,000	25,980
Coleman Cable, 9.00%, 2/15/18	12,425	13,217
Fiat Industrial Finance Europe, 6.25%, 3/9/18 (EUR)	7,100	10,019
General Cable, 5.75%, 10/1/22 (1)	9,050	9,163
Manitowoc, 5.875%, 10/15/22	11,150	11,178
Manitowoc, 8.50%, 11/1/20	9,570	10,670
RBS Global & Rexnord, 8.50%, 5/1/18	15,000	16,275
Sensata Technologies, 6.50%, 5/15/19 (1)	21,365	22,540
SPX, 6.875%, 9/1/17	7,140	7,997
Terex, 6.00%, 5/15/21	27,875	28,850

Terex, 6.50%, 4/1/20	7,700	8,008
		194,568
Metals & Mining 3.9%		
AK Steel, 7.625%, 5/15/20	9,406	7,878
Aleris International, 7.875%, 11/1/20 (1)	11,850	11,731
Algoma Acquisition, 9.875%, 6/15/15 (1)	14,200	10,224
Alrosa Finance, 7.75%, 11/3/20 (1)	13,825	15,795
ArcelorMittal, 6.125%, 6/1/18	23,675	23,649
ArcelorMittal, VR, 6.00%, 3/1/21	16,175	16,084
ArcelorMittal, VR, 6.75%, 2/25/22	7,125	7,408
ArcelorMittal, VR, 10.35%, 6/1/19	14,150	16,729
CONSOL Energy, 8.00%, 4/1/17	22,015	23,611
FMG Resources, 7.00%, 11/1/15 (1)	9,115	9,275
Foresight Energy, 9.625%, 8/15/17 (1)	30,975	32,214
JMC Steel, 8.25%, 3/15/18 (1)	20,925	21,553
Novelis, 8.75%, 12/15/20	10,175	11,396
Peabody Energy, 6.00%, 11/15/18	19,415	20,289
Peabody Energy, 6.25%, 11/15/21	3,525	3,657
Ryerson, 9.00%, 10/15/17 (1)	34,450	34,105
Ryerson, 11.25%, 10/15/18 (1)	70,800	67,260
Severstal Columbus, 10.25%, 2/15/18	17,800	18,556
Steel Dynamics, 6.125%, 8/15/19 (1)	9,325	9,815
		361,229
Other Telecommunications 1.4%		
EarthLink, 8.875%, 5/15/19	8,325	8,700
ITC Deltacom, 10.50%, 4/1/16	2,550	2,741
Level 3 Communications, 8.875%, 6/1/19 (1)	5,850	6,128
Level 3 Communications, 11.875%, 2/1/19	29,783	33,952

Level 3 Financing, 7.00%, 6/1/20 (1)	8,845	9,022
Level 3 Financing, 8.625%, 7/15/20	21,825	23,789
Level 3 Financing, 9.375%, 4/1/19	2,442	2,735
Matterhorn Midco, 7.75%, 2/15/20 (EUR)(1)	10,800	13,976
PAETEC Holding, 9.875%, 12/1/18	6,985	7,875
TW Telecom, 5.375%, 10/1/22 (1)	9,225	9,571
Windstream, 7.875%, 11/1/17	13,425	14,902
		133,391
Publishing 0.1%		
Trader Corporation, 9.875%, 8/15/18 (1)	9,100	8,548
		8,548
Real Estate Investment Trust Securities 0.2%		
CB Richard Ellis, 6.625%, 10/15/20	11,775	12,864
CB Richard Ellis, 11.625%, 6/15/17	7,800	8,600
		21,464
Restaurants 0.6%		
CKE Restaurants, 11.375%, 7/15/18	13,476	15,565
DineEquity, 9.50%, 10/30/18	22,850	25,820
PF Chang's China Bistro, 10.25%, 6/30/20 (1)	16,650	17,691
		59,076
Retail 1.8%		
99 Cents Only Stores, 11.00%, 12/15/19	11,694	13,331
Academy, 9.25%, 8/1/19 (1)	28,350	31,185
Amscan Holdings, 8.875%, 8/1/20 (1)	17,950	19,027
Best Buy, 3.75%, 3/15/16	6,846	6,127
Claire's Stores, 9.00%, 3/15/19 (1)	33,125	34,864
Claire's Stores, PIK, 9.625%, 6/1/15	7,484	6,960

David's Bridal, 7.75%, 10/15/20 (1)	14,900	14,751
Jo-Ann Stores, 8.125%, 3/15/19 (1)	12,647	12,710
Jo-Ann Stores, PIK, 9.75%, 10/15/19 (1)	18,175	17,766
Linens-N-Things, VR, 8.338%, 1/15/14 (2)	9,900	594
Radio Shack, 6.75%, 5/15/19	8,900	5,563
		162,878
Satellites 1.8%		
Hughes Satellite Systems, 6.50%, 6/15/19	21,500	23,112
Hughes Satellite Systems, 7.625%, 6/15/21	21,525	24,000
Intelsat Jackson Holdings, 7.25%, 10/15/20	21,000	22,418
Intelsat Jackson Holdings, 7.25%, 10/15/20 (1)	9,550	10,195
Intelsat Luxembourg, 11.25%, 2/4/17	50,000	53,125
Satelites Mexicanos, 9.50%, 5/15/17	6,000	6,405
Telesat Canada, 12.50%, 11/1/17	23,900	26,111
		165,366
Services 7.3%		
Algeco Scotsman Global Finance, 8.50%, 10/15/18 (1)	22,925	23,661
Alliance Data, 5.25%, 12/1/17 (1)	15,200	15,352
Alliance Data, 6.375%, 4/1/20 (1)	16,425	17,328
Anixter International, 10.00%, 3/15/14	9,600	10,440
Aramark Holdings, PIK, 8.625%, 5/1/16 (1)	15,150	15,453
Ashtead Capital, 6.50%, 7/15/22 (1)	6,875	7,322
Avis Budget Car Rental, 7.75%, 5/15/16	1,395	1,431
Avis Budget Car Rental, 9.625%, 3/15/18	9,800	10,927
CDW Finance, 8.50%, 4/1/19	23,750	25,472
CDW Finance, 12.535%, 10/12/17	35,000	37,450
CDW Finance, VR, 8.00%, 12/15/18	1,625	1,771
Ceridian, 8.875%, 7/15/19 (1)	7,925	8,480

Clean Harbors, 5.125%, 6/1/21 (1)	8,950	9,151
Clean Harbors, 5.25%, 8/1/20	7,000	7,149
CoreLogic, 7.25%, 6/1/21	20,705	22,517
Fidelity National Information Services, 7.875%, 7/15/20	7,320	8,235
First Data, 6.75%, 11/1/20 (1)	19,525	19,720
First Data, 7.375%, 6/15/19 (1)	21,615	22,317
First Data, 8.875%, 8/15/20 (1)	3,250	3,567
First Data, 12.625%, 1/15/21	91,975	96,804
FTI Consulting, 6.00%, 11/15/22 (1)	8,425	8,615
FTI Consulting, 6.75%, 10/1/20	7,650	8,147
Garda World Security, 9.75%, 3/15/17 (1)	2,330	2,455
H&E Equipment Services, 7.00%, 9/1/22 (1)	8,500	8,925
HD Supply, 8.125%, 4/15/19 (1)	21,950	24,584
HD Supply, 11.00%, 4/15/20 (1)	13,325	15,457
HD Supply, 11.50%, 7/15/20 (1)	9,775	10,606
Hertz, 6.25%, 10/15/22 (1)	9,450	9,781
iPayment, 10.25%, 5/15/18	17,975	15,099
Iron Mountain, 5.75%, 8/15/24	9,365	9,318
Isabelle Acquisition, PIK, 10.00%, 11/15/18 (1)	7,625	8,235
Laureate Education, 9.25%, 9/1/19 (1)	26,760	27,295
Lender Process Services, 5.75%, 4/15/23	9,394	9,781
Maxim Crane Works, 12.25%, 4/15/15 (1)	8,750	8,969
Monitronics International, 9.125%, 4/1/20	10,000	10,250
Nord Anglia Education, 10.25%, 4/1/17 (1)	11,500	12,650
ServiceMaster, 8.00%, 2/15/20	8,050	8,151
Techem, 6.125%, 10/1/19 (EUR)(1)	2,400	3,301
TransUnion, PIK, 8.125%, 6/15/18 (1)	7,325	7,325
United Rentals North America, 6.125%, 6/15/23	9,350	9,654
UR Financing Escrow, 5.75%, 7/15/18 (1)	10,075	10,831

US Food Service, 8.50%, 6/30/19 (1)	21,355	22,049
Verisure Holding, 8.75%, 9/1/18 (EUR)(1)	15,025	20,860
West Corporation, 7.875%, 1/15/19	13,475	13,610
West Corporation, 8.625%, 10/1/18	26,220	26,941
		677,436
Supermarkets 0.7%		
Rite Aid, 7.70%, 2/15/27	9,775	7,624
Rite Aid, 9.25%, 3/15/20	22,975	23,320
Rite Aid, 9.50%, 6/15/17	34,095	35,118
		66,062
Transportation 0.7%		
Aguila 3, 7.875%, 1/31/18 (1)	10,800	11,448
Aguila 3, 7.875%, 1/31/18 (CHF)(1)	11,032	12,708
Florida East Coast Railway, 8.125%, 2/1/17	17,156	18,078
Florida East Coast Railway, PIK, 11.25%, 8/1/17	6,579	6,313
Kansas City Southern Mexico, 6.125%, 6/15/21	7,450	8,419
Kansas City Southern Mexico, 6.625%, 12/15/20	6,250	7,094
		64,060
Transportation (Excluding Railroads) 0.2%		
DP World, 6.85%, 7/2/37 (1)	12,360	13,843
		13,843
Utilities 1.5%		
Calpine, 7.50%, 2/15/21 (1)	16,105	17,716
Calpine, 7.875%, 7/31/20 (1)	18,157	20,154
DPL, 6.50%, 10/15/16	9,375	9,820
DPL, 7.25%, 10/15/21	11,625	12,206
GenOn Energy, 9.50%, 10/15/18	48,260	55,861

NRG Energy, 6.625%, 3/15/23 (1)	15,750	16,459
RRI Energy, 7.875%, 6/15/17	6,835	7,399
		139,615
Wireless Communications 5.7%		
Clearwire, 12.00%, 12/1/17 (1)	11,475	12,737
Cricket Communications, 7.75%, 10/15/20	24,309	25,221
Crown Castle, 5.25%, 1/15/23 (1)	19,775	20,615
Digicel, 8.25%, 9/1/17 (1)	15,075	16,319
Digicel, 8.25%, 9/30/20 (1)	17,775	18,975
Digicel, 10.50%, 4/15/18 (1)	12,045	13,400
Eileme 1, PIK, 14.25%, 8/15/20 (1)	7,386	7,561
Eileme 2, 11.625%, 1/31/20 (1)	7,675	8,865
GTP Acquisition, 7.628%, 6/15/41 (1)	14,275	14,811
NII Capital, 7.625%, 4/1/21	31,004	21,548
NII Capital, 8.875%, 12/15/19	13,670	9,774
Sable International Finance, 7.75%, 2/15/17 (1)	9,700	10,428
Sable International Finance, 8.75%, 2/1/20 (1)	7,650	8,586
SBA Communications, 8.25%, 8/15/19	4,342	4,852
Sprint Capital, 6.875%, 11/15/28	57,350	59,070
Sprint Capital, 8.75%, 3/15/32	16,675	19,802
Sprint Nextel, 6.00%, 11/15/22	22,150	22,372
Sprint Nextel, 9.00%, 11/15/18 (1)	58,615	72,096
Sprint Nextel, 9.125%, 3/1/17	23,300	27,319
Sprint Nextel, 11.50%, 11/15/21	14,000	18,760
Syniverse, 9.125%, 1/15/19	19,280	20,678
Vimpel Communications Finance, 7.748%, 2/2/21 (1)	4,075	4,529
Vimpel Communications Holdings, 7.504%, 3/1/22 (1)	20,325	22,238
Wind Acquisition, 7.25%, 2/15/18 (1)	25,950	25,885

Wind Acquisition, 7.25%, 2/15/18 (1)	6,325	6,309
Wind Acquisition, 11.75%, 7/15/17 (1)	18,308	18,720
Wind Acquisition, PIK, 12.25%, 7/15/17 (1)	16,851	15,889
		527,359
Total Corporate Bonds (Cost $7,278,704)		7,618,130
BANK LOANS 8.1% (4)		
Airlines 0.2%		
Delta Air Lines, VR, 5.50%, 4/20/17	18,526	18,605
		18,605
Automotive 0.6%		
Chrysler Group, VR, 6.00%, 5/24/17	14,887	15,205
Goodyear Tire & Rubber, VR, 4.75%, 4/30/19	7,075	7,111
Navistar, VR, 7.00%, 8/17/17	11,025	11,046
Schaeffler Finance, VR, 6.00%, 1/27/17	18,550	18,776
		52,138
Broadcasting 0.3%		
Clear Channel Communications, VR, 3.859%, 1/29/16	16,900	13,710
Cumulus Media, VR, 5.75%, 9/16/18	9,917	9,954
		23,664
Building Products 0.1%		
NCI Building Systems, VR, 8.00%, 5/2/18	7,711	7,692
Summit Materials, VR, 6.00%, 1/12/19	6,070	6,119
		13,811
Cable Operators 0.5%		
Atlantic Broadband, VR, 5.25%, 4/4/19	13,890	14,046

Atlantic Broadband, VR, 9.75%, 9/20/19	9,325	9,640
WideOpenWest Financial, VR, 6.25%, 7/17/18	24,663	24,927
		48,613
Chemicals 0.3%		
INEOS U.S. Finance, VR, 6.50%, 4/27/18	18,731	18,944
PL Propylene, VR, 7.00%, 3/27/17	12,666	12,855
		31,799
Energy 0.1%		
Samson Investment, VR, 6.00%, 9/25/18	13,500	13,584
		13,584
Entertainment & Leisure 0.3%		
EMI Music Publishing, VR, 5.50%, 6/29/18	6,509	6,570
Formula One Holdings, VR, 6.00%, 4/27/19	19,900	20,124
		26,694
Financial 0.9%		
AWAS, VR, 5.25%, 6/10/16	18,112	18,338
Delos Aircraft, VR, 4.75%, 4/12/16	8,175	8,262
iStar Financial, VR, 5.75%, 10/15/17	9,467	9,469
Nuveen Investments, VR, 8.25%, 3/1/19	22,620	22,959
Residential Capital, VR, 5.00%, 11/18/13	18,825	18,833
Residential Capital, VR, 6.75%, 11/18/13	3,325	3,342
		81,203
Gaming 1.0%		
Graton Resort & Casino, VR, 9.00%, 8/22/18	14,600	14,977
Harrah's Operating, VR, 9.50%, 10/31/16	24,197	24,667
Peninsula Gaming, VR, 5.75%, 11/20/17	24,075	24,391

Station Casinos, VR, 4.216%, 6/16/16	25,797	24,712
		88,747
Health Care 0.5%		
Kinetic Concepts, VR, 5.50%, 5/4/18	5,628	5,666
M*Modal, VR, 6.75%, 8/17/19	9,500	9,358
Par Pharmaceutical, VR, 5.00%, 9/28/19	9,575	9,543
Pharmaceutical Product Development, VR, 6.75%, 12/5/18	9,925	10,068
Quintiles Transnational, VR, 5.00%, 6/8/18	9,925	9,947
		44,582
Information Technology 0.2%		
Go Daddy Operating, VR, 5.50%, 12/17/18	13,870	13,835
		13,835
Manufacturing 0.2%		
Generac Power Systems, VR, 6.25%, 5/30/18	13,865	14,143
		14,143
Real Estate Investment Trust Securities 0.2%		
Capital Automotive, VR, 5.25%, 3/11/17	17,937	18,012
		18,012
Retail 0.4%		
Jo-Ann Stores, VR, 4.75%, 3/16/18	14,051	14,057
Party City Holdings, VR, 5.75%, 7/27/19	23,525	23,731
		37,788
Services 0.4%		
Compucom Systems, VR, 6.50%, 10/4/18	6,150	6,147
First Data, VR, 5.208%, 3/24/17	9,588	9,403

Information Technology 0.1%		
Advanced Micro Devices, 6.00%, 5/1/15	8,225	7,628
		7,628
Retail 0.1%		
RadioShack, 2.50%, 8/1/13 (1)	9,975	9,167
		9,167
Total Convertible Bonds (Cost $49,823)		53,038
COMMON STOCKS 2.0%		
Airlines 0.1%		
AMR, Trade claim, Acquisition Date: 10/23/12 Acquisition Cost $6970 (2)(3)(5)	16,209	7,173
		7,173
Automotive 0.2%		
TRW (5)	300	15,198
		15,198
Broadcasting 0.0%		
Time Warner	1	36
		36
Building & Real Estate 0.2%		
Realogy Holdings (5)	381	14,356
		14,356
Cable Operators 0.4%		
AOL (5)	—	3
Charter Communications, Class A (5)	239	16,954
Liberty Global (5)	233	13,068

($000s, except market price)

	Notional Amount	Market Value	Upfront Premiums Paid/(Received)**	Unrealized Gain (Loss)
Swaps 0.0%				
Credit Default Swaps, Protection Bought 0.0%				
Goldman Sachs, Protection Bought (Relevant Credit: TRW Automotive, 7.25%, 3/15/17) Pay 1.00%, Receive upon credit default, 9/20/17	10,025	624	879	(255)
Total Credit Default Swaps, Protection Bought			879	(255)
Credit Default Swaps, Protection Sold 0.0%				
Bank of America, Protection Sold (Relevant Credit: Radio Shack, 6.75% 5/15/19, $62.50*), Receive 5.00%, Pay upon credit default, 9/20/16	1,200	(390)	(328)	(62)
Bank of America, Protection Sold (Relevant Credit: AK Steel, 7.625%, 5/15/20, $83.75*) Receive 5.00%, Pay upon credit default, 3/20/17	2,300	(356)	(254)	(102)
Bank of America, Protection Sold (Relevant Credit: Univision Communications, 8.50% 5/15/21, $102.75*), Receive 5.00%, Pay upon credit default, 6/20/17	7,750	(124)	(563)	439
Barclays, Protection Sold (Relevant Credit: AK Steel, 7.625%, 5/15/20, $83.75*) Receive 5.00%, Pay upon credit default, 3/20/17	1,925	(298)	(170)	(128)
Barclays, Protection Sold (Relevant Credit: AK Steel, 7.625%, 5/15/20, $83.75*) Receive 5.00%, Pay upon credit default, 6/20/17	5,825	(969)	(632)	(337)
Barclays, Protection Sold (Relevant Credit: AK Steel, 7.625%, 5/15/20, $83.75*) Receive 5.00%, Pay upon credit default, 9/20/17	8,000	(1,419)	(1,524)	105
Barclays, Protection Sold (Relevant Credit: Cable & Wireless International Finance, 8.625% 3/25/19, 106.50GBP*), Receive 5.00% Pay upon credit default, 6/20/17 (EUR)	6,750	617	(471)	1,088
Barclays, Protection Sold (Relevant Credit: Caesar's Entertainment, 5.625%, 6/1/15 $82.25*), Receive 5.00%, Pay upon credit default, 6/20/13	8,750	45	(76)	121

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price High Yield Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares: the High Yield Fund original share class, referred to in this report as the Investor Class, offered since December 31, 1984, and the High Yield Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on November 30, 2012:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2012, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2012, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2012, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 3% and 5% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use call and put options to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange; movements in underlying security values; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2012, the fund’s exposure to options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the six months ended November 30, 2012, were as follows:

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price and/or credit rating of the underlying credit, both of which are indicators of market valuations of credit quality. Therefore, payment risk increases as the price of the relevant underlying credit and/or credit rating declines. Generally payment risk increases as the market value of a swap contract declines in relation to the notional amount. As of November 30, 2012, the notional amount of protection sold by the fund totaled $171,025,000 (1.9% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2012, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 1% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 2012, approximately 89% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance risk by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments), and bank loans usually may be repaid at any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments.

Certain credit agreements include tranches that provide no initial funding but may require the full principal commitment to be funded at a future date(s) at the borrower’s discretion. Such agreements are not reflected in the Portfolio of Investments until funded.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Further, in accordance with the terms of the relevant agreements, counterparties to certain OTC instruments may be able to terminate the contracts prior to maturity upon the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies. For OTC instruments, collateral both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent. For exchange-traded instruments, margin posted by the fund is held by the broker. Cash posted by the fund as collateral or to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of November 30, 2012, securities valued at $6,377,000 had been posted by the fund to counterparties for covered OTC instruments. As of November 30, 2012, collateral pledged by counterparties to the fund for covered OTC instruments consisted of securities valued at $1,277,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,335,062,000 and $3,699,396,000, respectively, for the six months ended November 30, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after June 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of May 30, 2012, the fund had $241,506,000 of available capital loss carryforwards, which expire as follows: $120,228,000 in fiscal 2017, $68,620,000 in fiscal 2018; $52,658,000 have no expiration.

At November 30, 2012, the cost of investments for federal income tax purposes was $8,701,740,000. Net unrealized gain aggregated $359,945,000 at period-end, of which $454,035,000 related to appreciated investments and $94,090,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2012, expenses incurred pursuant to these service agreements were $104,000 for Price Associates; $743,000 for T. Rowe Price Services, Inc.; and $197,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended November 30, 2012, the fund was allocated $910,000 of Spectrum Funds’ expenses and $1,762,000 of Retirement Funds’ expenses. Of these amounts, $1,625,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2012, approximately 16% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 23% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price High Yield Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 23, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 23, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 23, 2013